Net finance expense	12 Months Ended
Dec. 31, 2021
Net finance expense
Net finance expense

6.  Net finance expense

	Year ended December 31,
	2021	2020	2019
	$’m	$’m	$’m
Senior Secured and Senior Notes	72	—	—
Interest on related party borrowings	43	146	170
Net pension interest cost (note 20)	3	3	4
Foreign currency translation losses/(gain)	49	(93)	20
Losses on derivative financial instruments	—	5	2
Other net finance expense	11	9	12
Net finance expense before exceptional items	178	70	208
Exceptional finance expense (note 5)	57	—	5
Net finance expense	235	70	213

During the year ended December 31, 2021 the total amount of interest paid to related parties was $43 million (2020: $146 million; 2019: $169 million).

During the year ended December 31, 2021, the Group recognized $8 million (2020: $6 million; 2019: $6 million) related to lease liabilities within other finance expense and interest paid in cash used in operating activities.